EXHIBIT 10.1
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                            SHARE PURCHASE AGREEMENT

         This Share Purchase Agreement ("Agreement"), dated as of April 29, 2005, among Skye Blue Ventures, LLC ("Seller"), Mountains West Exploration, Inc. ("MWEX"), and Sky Rider Energy, LLC (the "Buyer").


                              W I T N E S S E T H:


         A. WHEREAS, MWEX is a corporation duly organized under the laws of the State of New Mexico and is joining this Agreement to provide certain warranties and representations.

         B. WHEREAS, Buyer wishes to purchase an aggregate of 400,000 shares of MWEX common stock on a, (the "Purchase Shares"), and Seller desires to sell the Purchase Shares to Buyer.

         NOW, THEREFORE, it is agreed among the parties as follows:


                                   ARTICLE I

                                The Consideration

1.1 Subject to the conditions set forth herein, Seller shall sell to Buyer and Buyer shall purchase an aggregate of 400,000 newly issued shares of common stock of MWEX from Seller. The purchase price for the shares to be paid by Buyer to Seller is $225,000 (the "Consideration") which shall be paid at closing by a wire transfer or transmittal of a cashiers check to the Escrow Account for Mountains West Exploration, Inc.

                                   ARTICLE II

                         Closing and Issuance of Shares

2.1 The Purchase Shares shall be sold to Buyer as by depositing same with Escrow Agent for delivery to buyer, upon receipt of the Consideration by Seller, and satisfaction of a) the conditions precedent in Article VI, and b) procedures in
Article V.

2.2 Closing hereunder shall be completed by delivery to Escrow Account, of the requisite closing documents and cash consideration, and delivery of the share certificates to Attorney Michael A. Littman, Esq., on or before May 20, 2005 at 5:00 p.m. PST ("Closing Date") subject to satisfaction of the terms and conditions set forth herein. Consideration may be delivered by Federal Express or wire transfers, and any closing documents may be delivered by facsimile, Federal Express or other appropriate means.

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                                  ARTICLE III

          Representations, Warranties and Covenants of MWEX and Seller

         Seller and MWEX hereby, represent, warrant and covenant to Buyer as follows:

3.1 MWEX is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of MWEX, are complete and accurate, and the minute books of MWEX, copies of which have also been made available to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of MWEX.

3.2 (a)The authorized capital stock of MWEX consists of 50,000,000 shares of common stock and there are 1,000,000 shares of Common Stock of MWEX issued and outstanding (post reverse split). All such shares of capital stock of MWEX are validly issued, fully paid, non-assessable and free of preemptive rights. MWEX has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of MWEX, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of MWEX. All of the outstanding shares of capital stock of MWEX have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights. None of such issued and outstanding shares is the subject of any voting trust agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

         (b) Seller shall deliver the Purchase Shares pursuant to this Agreement free and clear of any lien, pledge, security interest or other encumbrance, and, the Buyer will acquire good and valid title to the Purchase Shares, free and clear of any lien, pledge, security interest or other encumbrance. None of the Purchase Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement.

3.3 This Agreement has been duly authorized, validly executed and delivered on behalf of MWEX and Seller and is a valid and binding agreement and obligation of MWEX and Seller enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and MWEX and Seller have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Seller or MWEX will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of MWEX, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which MWEX or Seller are a party, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over MWEX or Seller, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of MWEX pursuant to the terms of any agreement or instrument to which MWEX is a party or by which MWEX may be bound or to which any of MWEX property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by MWEX.

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3.5 There is no claim, legal action, arbitration,  governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the MWEX threatened against or relating to MWEX or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which MWEX is a party or by which MWEX or its assets, properties, business or capital stock are bound.

3.6 MWEX has accurately prepared and filed all federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of MWEX for all current taxes and other charges to which MWEX is subject and which are not currently due and payable. None of the Federal income tax returns of MWEX have been audited by the Internal Revenue Service or other foreign governmental tax agency. MWEX has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against MWEX for any period, nor of any basis for any such assessment, adjustment or contingency.

3.8 MWEX has delivered to Buyer audited financial statements dated December 31, 2004. All such statements, herein sometimes called "MWEX Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of MWEX for the periods indicated. All financial statements of MWEX have been prepared in accordance with generally accepted accounting principles.

3.9 As of the date hereof, MWEX, represents and warrants that all outstanding indebtedness of MWEX is as shown on the financial statements (except for legal and accounting services related to this transaction) and all such scheduled indebtedness, if any, which will be the sole responsibility of MWEX and shall be paid by MWEX at the Closing hereunder.

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3.10 Since the dates of the MWEX Financial  Statements,  there have not been any material adverse changes in the business or condition, financial or otherwise, of MWEX. MWEX does not have any liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise), and which shall be fully paid at the closing.

3.11 MWEX is not a party to any contract performable in the future.

3.12 The representations and warranties of the MWEX shall be true and correct as of the date hereof.

3.13 MWEX shall deliver to Buyer, all of its corporate books and records at closing.

3.14 MWEX has no employee benefit plan in effect at this time, and no open benefits or stock options or warrants are outstanding as of date hereof.

3.15 No representation or warranty by MWEX in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

3.16 Buyer has received copies of Form 10KSB as filed with the Securities and Exchange Commission ("SEC") which include audits for the year ended December 31, 2004 and each of its other reports to shareholders filed with the SEC through the period ended December 31, 2004. MWEX is a registered company under the Securities Exchange Act of 1934, as amended.

3.17 MWEX has filed reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws".) No such reports, or any reports sent to the shareholders of MWEX generally contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

3.18 The Buyer has not received any general solicitation or general advertising regarding the shares of MWEX's common stock.

3.20 There have been no material changes, debts, or liabilities incurred by MWEX since the date of 10KSB for December 31, 2004, or since then to date hereof except a Pioneer assessment for unitizing, which shall be assumed and paid by a purchaser, RAD Enterprises, Inc. who wishes to purchase the mineral leases

3.21 Buyer will receive a good standing certificate from the State of New Mexico and an updated Shareholders List at the time of closing.

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                                   ARTICLE IV

                        Termination of Representation and
               Warranties and Certain Agreements; Indemnification

4.1 Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents executed and delivered in connection herewith, and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New Mexico or of the United States of America for the District of New Mexico, and, by execution and delivery of this Agreement, the parties each hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts thereof. The parties irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding in accordance with the notice provisions set forth in Section 9.5. The parties each hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents execute and delivered in connection herewith brought in the courts referred to above and hereby further irrevocably waive and agree, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

                                   ARTICLE V

                              Procedure for Closing

5.1 At the Closing Date, the purchase and sale shall be consummated after satisfaction of all conditions precedent set forth in Article VI, by common stock certificates for the Purchase Shares of MWEX being delivered, duly executed by Seller, for 400,000 shares of common stock to Escrow Agent, and the delivery of the Consideration for share purchase to Escrow Agent from the Buyer, together with delivery of all other items, agreements, stock powers, warranties, and representations set forth in this Agreement.

5.2 Escrow Agent for transaction is Michael A. Littman Attorney, 7609 Ralston Road, Arvada, CO 80002. Funds from Share Purchase proceeds shall be disbursed from Escrow to Seller.


                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

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6.1  Seller  and Buyer  shall  have  performed  and  complied  with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

6.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

6.3 The representations and warranties made by MWEX and Seller in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyer.

                                   ARTICLE VII

                           Termination and Abandonment


7.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing
Date:

         (a)      By mutual consent of parties;

         (b) By any party, if any condition set forth in Article VI relating to the other party has not been met or has not been waived;

         (c) By MWEX or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

         (d) By MWEX or Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of another party; or

         (e) By Seller, if the Closing does not occur, through no failure to act by MWEX, on May 5, 2005, or if Buyer fails to deliver the consideration required herein.

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7.2 Any of the terms or conditions  of this  Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.


                                  ARTICLE VIII

                         Continuing Representations and
                            Warranties and Covenants

8.1 The respective representations, warranties, and covenants of the parties hereto and the covenants and agreements of the parties hereto shall survive after the closing under this Agreement in accordance with the terms thereof.

8.2 There are no representations whatsoever about any matter relating to MWEX or any item contained in this Agreement, except as is contained in the express language of this Agreement.

                                   ARTICLE IX

                                  Miscellaneous

9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein, except that a companion document, the Reorganization Agreement, has been executed concurrently which contains numerous warranties and representations.

9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

9.4 This Agreement may not be amended except by written consent of both parties.

9.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

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To MWEX:          Mountains West Exploration, Inc.
                  c/o 7609 Ralston Road
                  Arvada, CO 80002

To Seller:        Skye Blue Ventures LLC
                  2000 Wadsworth Blvd., #179
                  Lakewood, CO 80214

To Buyer:         Sky Rider Energy, LLC



or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and MWEX. However, MWEX may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

9.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Jefferson County, Colorado.

9.8 In connection with this Agreement the Buyers have appointed Michael A. Littman, Esq. as their Escrow Agent to do the following:

1) Transmit the purchase price of $225,000 to Seller concurrent with delivery to Michael A. Littman of the shares (400,000) being purchased herein

2) Accept the common stock certificates of MWEX from Seller with duly signed and guaranteed signatures for 400,000 common shares for delivery to Buyer and,

3) Transmit by Federal Express the stock certificates to buyer pursuant to its instruction: ____________

4) In the event of default in delivery of cash or certificates by a party under this agreement, any cash or certificates received from the other party shall be returned to the remitting party 3 business days after default.

5) Escrow Agent is specifically indemnified and held harmless hereby for its actions or inactions in following these instructions. In the event of a dispute involving the escrow instructions or the consideration to be delivered in escrow, the Escrow Agent is authorized to implead the consideration received into the District Court of Jefferson County Colorado upon ten days written notice, and be relieved of any further escrow duties thereupon. Any and all costs of attorneys fees and legal actions of Escrow Agent for any dispute resolution or impleader action shall be paid in equal shares by the parties to this agreement.

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9.10 MWEX agrees to appoint the buyer's  designee as  President,  and Denis Iler shall immediately resign as the President of MWEX, upon closing. MWEX agrees to execute minutes appointing three buyer's designee(s) as directors of MWEX concurrent with the closing hereunder. Buyer shall provide the names of the appointees for officers as soon as the Buyer wishes to have the persons appointed to the offices. MWEXs' current directors shall resign effective 10 days after mailing of Notice to Shareholders pursuant to Section 14f.



         IN WITNESS WHEREOF, the parties have executed this Agreement this 28th day of April, 2005.



         Seller:
         Skye Blue Ventures LLC                 Mountains West Exploration, Inc.
         A Colorado Limited                     a New Mexico Corporation
         Liability Corporation
                                                By: /s/Denis Iler
         By: /s/Denis Iler                      Name: Denis Iler
         Name: Denis Iler                       Title: President
         Title: Manager

                                                 BUYER:

                                                 Sky Rider Energy, LLC

                                                 By:/s/G. Roland Carey
                                                 Name: G. Roland Carey
                                                 Title: Manager






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